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                                                                   Exhibit 10.35

                                                           Hammond Suddards Edge



                             DATED 3 September 2001
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                       ISA INTERNATIONAL PLC          (1)

                       and

                       DAISYTEK INTERNATIONAL         (2)
                       CORPORATION


              ---------------------------------------------------
                                   DEED POLL

              Relation to the issue of a Warrant to subscribe for
              Ordinary Shares in the capital of the Company
              ---------------------------------------------------




[Hammond Suddards Edge Letterhead]

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                                    CONTENTS

 1.  DEFINITIONS AND INTERPRETATION.........................................1

 2.  WARRANT................................................................2

 3.  WARRANT RIGHTS.........................................................2

 4.  EXERCISE OF WARRANT....................................................2

 5.  TAKEOVER, RECONSTRUCTION AND WINDING UP................................3

 6.  VARIATION OF CAPITAL...................................................3

 7.  TRANSFER...............................................................5

 8.  REGISTER AND TRANSFER..................................................5

 9.  ALLOTMENT..............................................................6

10.  UNDERTAKINGS...........................................................6

11.  LISTING OF THE WARRANTS................................................6

12.  SEVERABILITY...........................................................6

13.  NOTICES................................................................6

14.  REPLACEMENT OF CERTIFICATES............................................7

17.  GOVERNING LAW..........................................................7

18.  EXPERT.................................................................7

19.  TERMINATION............................................................7

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THIS DEED POLL is executed on 3 September 2001 by ISA INTERNATIONAL PLC
(registered number: 192505) a public limited company incorporated in England and Wales whose registered office is situate at 66/70 Vicar Lane, Bradford, West Yorkshire BD1 5AG (the "Company")

WHEREAS

(A) By resolutions of its board of Directors passed on 3 September 2001 the Company has determined to create and issue a warrant to subscribe for shares in the capital of the Company by execution of this Deed Poll.

(B) The capital of the Company at the date of this Deed Poll comprises L12,750,000 divided into 95,000,000 ordinary shares of 5p each of which 8,000,000 have been issued or agreed to be issued and 80,000,000 convertible preference shares of 0.10 pence each of which 57,778,398 have been issued.

NOW THIS DEED POLL WITNESSES AND THE COMPANY DECLARES as follows:

1    DEFINITIONS AND INTERPRETATION

1.1  In this Deed Poll the following terms shall have the following meanings:

     "BOARD" means the board of directors of the Company for the time being;

     "BUSINESS DAY" means a day other than a Saturday or Sunday on which banks generally are open for business in the City of London;

     "CONTROL" means the right to exercise or control the exercise of a majority of the voting rights generally exercisable by the shareholders of the Company (in respect of any class or classes of shares of the Company) from time to time;

     "DILUTIVE OPTIONS" shall bear the meaning ascribed to that expression in a Subscription and Shareholders' Agreement made between the Company and Daisytek International Corporation;

     "EXERCISE NOTICE" means the notice by which the Warrant can be exercised as set out in Schedule 2;

     "MAXIMUM PRICE" means the sum of L2,000,000;

     "ORDINARY SHARES" means the ordinary share of 5p each in the capital of the Company having the rights and entitlements set out under the Articles of Association of the Company;

     "SUBSCRIPTION PRICE" means the Maximum Price divided by 15,384,615 (being the maximum number of Warrant Shares to be subscribed for under the Warrant) multiplied by the number of Warrant Shares reflected on the face of the Exercise Notice presented by the Warrant Holder to the Company in accordance with the terms and conditions of this Deed Poll;

     "TRANSFEREE" means any person to whom the Warrant Holder has transferred the right to subscribe for all or part of the Warrants;

     "WARRANT CERTIFICATE" means a certificate issued under this Deed Poll evidencing the holder's title to the Warrant in the form set out in
     Schedule 1.

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     "WARRANT HOLDER" means the holder of the Warrant;

     "WARRANT SHARES" means 15,384,615 Ordinary Shares being the subject of the Warrant or any number thereof.

     "WARRANT" means the warrant of the Company constituted by this Deed Poll to subscribe for the Warrant Shares.

1.2 In this Deed Poll references to the Warrant Holder include references to the successors in title of the Warrant Holder.

     The headings in this Deed Poll do not affect its interpretation.

2    WARRANT

2.1 In consideration of the payment by the Warrant Holder to the Company of L1 (the receipt of which is hereby acknowledged) the Company hereby creates and grants the right for the Warrant Holder (or its permitted transferees or persons deriving title to the Warrant therefrom) to subscribe in cash at the Subscription Price for up to the total number of Warrant Shares in accordance with the terms and conditions of this Deed Poll.

2.2 The Company shall comply with the terms of this Deed Poll and shall observe and perform the provisions of this Deed Poll which shall be binding on the Company and the Warrant Holder and all persons claiming through or under them respectively.

3    WARRANT RIGHTS

3.1 This Deed Poll entitles the Warrant Holder, subject to the terms and conditions of this Deed Poll, to subscribe for up to the total number of Warrant Shares, and to require the Company to procure the issue of such Warrant Shares to the Warrant Holder subject to payment by the Warrant Holder to the Company of the Subscription Price and compliance by the Warrant Holder with its obligations under Clause 4.

4    EXERCISE OF WARRANT

4.1 The Warrant may be exercised by the Warrant Holder at any time in whole or in part and on more than one occasion subject to the Warrant Holders maximum entitlement of Warrant Shares by delivery to the registered office of the Company of the Exercise Notice together with the Warrant Certificate and payment in pounds sterling of the full Subscription Price for the Warrant Shares reflected on the Exercise Notice and instructions as to delivery of the Warrant Shares to be issued pursuant to the Warrant.

4.2 The Warrant Holder shall indicate upon the Exercise Notice the number of Warrant Shares which it is subscribing for pursuant to the terms of the Warrant and at the same time as sending the Exercise Notice to the Company the Warrant Holder shall include a cheque made payable to the Company for the Subscription Price for such Warrant Shares.

4.3 If the Warrant is exercised in full it shall be cancelled. In the event of a partial exercise of the Warrant by the Warrant Holder the Company will (together with the share certificates referred to in Clause 5 below) issue and despatch to the Warrant Holder, or will procure the issue and despatch to the Warrant Holder, of a replacement Warrant Certificate in respect of the Warrant Holder's remaining entitlement of Warrant Shares.

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4.4  The Warrant Holder may exercise the Warrant Rights at any time prior to termination of this Deed Poll pursuant to Clauses 5 or 19 below.

5    TAKEOVER, RECONSTRUCTION AND WINDING UP

5.1 The Board will, within 7 days of becoming aware of it, notify the Warrant Holder if any person (or persons acting in concert) has obtained Control of the Company:

     (a) following a general offer to acquire the whole of the issued share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company; or

     (b) following a general offer to acquire all the shares in the Company which are of the same class as the Warrant Shares; or

     (c) in pursuance of a compromise or arrangement sanctioned by the court under Section 425 of the Companies Act 1985.

5.2 On receiving a notice under this Clause the Warrant Holder may, subject to the other provisions of this Deed Poll exercise the Warrant within one month (or such longer period as the Board may permit) of such notification. To the extent that it is not exercised within such period the Warrant will lapse.

5.3 The Board will forthwith notify the Warrant Holder if a resolution is passed for the voluntary winding up of the Company. The Warrant may, subject to the other provisions of this Deed Poll, be exercised within six months of such notification and failing such exercise shall lapse.

6    VARIATION OF CAPITAL

6.1  While this Warrant remains exercisable in whole or in part;

     (a) the Company shall not offer or agree to make any allotment or issue of any Ordinary Shares or securities convertible into Ordinary Shares or grant any warrants or options to subscribe for Ordinary Shares where the Price per share payable upon the issue of such Ordinary Shares (or in the case of the conversion or exercise of any warrant or option giving rise to the issue of Ordinary Shares payable on grant and/or on or before such issue or conversion) shall be less than Market Value of each Ordinary Share at the time of such offer, agreement or grant without the prior written consent of the Warrant Holder (other than the Dilutive Options) and the Company shall notify the Warrant Holder in writing of any intention by the Board to allot, issue or grant (as the case may be) such Ordinary Shares no less than 7 Business Days prior to the proposed date of the offer, agreement or grant (as the case may be), where;

          "Price" means the price per Ordinary Share inclusive of any amount payable on any issue of any Ordinary Share as well as any amount payable on the conversion or exercise of any convertible security, option or warrant; and

          "Market Value" shall mean the average mid market price for the last three Business Days prior to the offer, agreement or grant or, if the Ordinary Shares are no longer listed, shall mean either the value of each Ordinary Share as may be agreed upon by all of the Company and the Warrant Holder in writing or where there is no such agreement the Company or the Warrant Holder may within

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                    seven Business Days of receipt by the Warrant Holder of the written notification referred to above refer the matter to the auditors of the Company (the "Articles") to request that they determine the value of each ordinary share. The Company shall procure that the Company's auditors shall within 14 Business Days of such request value each Ordinary Share. The Company's auditors shall act as experts and not as arbitrators and at the cost of the Company, and shall value each Ordinary Share calculated by first determining the sum which a willing purchaser would offer to a willing vendor for the whole of the issued share capital of the Company, and then by dividing the resultant figure between the number of Ordinary Shares then in issue;

               (b) if the Company makes an offer or invitation to the holders of Ordinary Shares of the Company for subscription of any share or loan capital of the Company then the Company shall procure that at the same time the same offer or invitation is made to the Warrant Holder on the basis applicable as if its rights to acquire Warrant Shares pursuant to this Warrant had been exercised on the record date of such offer or invitation. The record date shall be the date on which holders of Ordinary Shares are required to be registered for the purpose of acceptance of such offer or invitation;

6.2 Subject to Clause 6.3 below in the event of any variation of the share capital of the Company (whenever effected) by way of capitalisation or rights issue (including a variation in share capital having an effect similar to a rights issue), or sub-division, consolidation or reduction, or otherwise, the Board may make such adjustments as it considers appropriate under Clause 6.3.

6.3 An adjustment made under this sub-clause will be to one or more of the following:

                    (i) the number of Warrant Shares in respect of which the Warrant may be exercised;

                    (ii) the price at which the Warrant Shares may be acquired by the exercise of the Warrants (provided that the price cannot be reduced below the nominal value of the Warrant Shares);

                    (iii) where Warrants have been exercised but no Warrant Shares have been allotted or transferred pursuant to such exercise, the number of Warrant Shares which may be so allotted or transferred and the price at which they may be acquired;

6.4 No adjustment under Clause 6.3 may be made without the prior confirmation in writing by the Company's auditors that it is in their opinion fair and reasonable.

6.5 The Company will send to the Warrant Holder within 28 days of any adjustment of rights pursuant to these terms and conditions notice giving particulars of the adjustment.

6.6 If any question shall arise in regard to the nature or extent of any adjustment to be made pursuant to any of the provisions of this Clause 6 the same shall be referred for determination either by some person, firm or company nominated jointly for such purpose by the Company and the Warrant Holder or, failing agreement on such joint nomination, by a firm of Chartered Accountants to be nominated on request of the Company or the Warrant Holder by the President from time to time of the Institute of Chartered Accountants in England and Wales and so that any person, firm or company so nominated shall be deemed to be acting at the cost of the Company and as an expert or

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     experts and not as an arbitrator or arbitrators and his or their decisions shall be binding on all concerned.

7.   TRANSFER

7.1 The Warrant shall be freely transferable either in whole or in part at the election of the Warrant Holder at any time that the Warrant remains in force, subject at all times to the terms and conditions of this Deed Poll, provided that the Warrant Holder shall transfer the entire legal and beneficial interest in the Warrant, or in the case of a transfer of the right to subscribe for part of the Warrant Shares, the entire legal and beneficial interest in the Warrant relating to those Warrant Shares to be transferred in part.

7.2 No transfer of the Warrant (either in whole or in part) shall be recognised by the Company unless there has been delivered to the Company an instrument in writing in the usual or common form (or in any other form which the Board approves), which shall be signed by both the Warrant Holder (the "Transferor") and the Transferee and which shall indicate on the face of it the number of Warrants to be transferred (a "Transfer Form").

7.3 Within 15 Business Days of receipt by the Company of a properly executed Transfer Form, the Company shall issue a Warrant Certificate to the Transferee in the form of the Certificate contained in Schedule 1 in respect of those Warrant Shares to which the Transferee is entitled to subscribe, and where there has been a transfer in part, the Company shall issue to the Transferor a replacement Warrant Certificate in respect of the remaining Warrant Shares to which the Transferor is entitled.

8.   REGISTER AND TRANSFER

8.1 The Company shall keep the Register at its registered office in which shall be entered:

     (a)  the name and address of the holders of the Warrant;

     (b)  the number of the Warrants held by each registered Warrant Holder;

     (c) the date on which the name of every such registered Warrant Holder is entered in respect of the Warrant standing in its name; and

     (d) the serial number of each Warrant Certificate issued and the date of the issue thereof.

8.2 Any change of name or address on the part of the Warrant Holder shall promptly be notified to the Company and thereupon the Register shall be altered accordingly. The Warrant Holder shall be entitled at all reasonable times during normal business hours to inspect the Register and to take copies thereof (free of charge).

8.3 The Warrant Holder shall be recognised by the Company as entitled to its Warrant free from any equity, set-off or counterclaim on the part of the Company against the original or any intermediate holder of the Warrant.

8.4 The Warrant shall be transferable only in accordance with Clause 7 and every transfer of the Warrant shall be effected by a Transfer Form. The Transfer Form shall be sent together with the Warrant Certificate of the Transferor having title to those warrants being transferred to the Registered Office of the Company and the Transferor shall be deemed to remain the holder of the Warrant comprised therein until the name of the Transferee is


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     entered in the Register in respect thereof. No fee shall be payable on any registration of a transfer.

9.   ALLOTMENT

9.1 As soon as practicable and subject to receipt by the Company of the Warrant Certificate together with payment, each as required by Clause 4.1, the Company shall allot to the Warrant Holder the Warrant Shares issued fully paid and the Warrant Shares shall rank pari passu with the fully paid Ordinary Shares of the Company in issue except that the Warrant Shares so allotted will not rank for any dividend or other distribution which has previously been announced or declared if the record date for such dividend or other distribution is prior to the date of receipt by the Company of the Exercise Notice.

9.2 Forthwith after allotment of the Warrant Shares under Clause 9.1 the Company shall issue and deliver to the Warrant Holder, free of charge, share certificate(s) in respect of the Warrant Shares and shall enter the name of the Warrant Holder in the register of members of the Company in respect of the number of Warrant Shares issued to it.

10.  UNDERTAKINGS

10.1 The Company undertakes to ensure that whilst the Warrant Rights remain exercisable, it will at all times keep available for issue free from pre-emption rights out of its authorised but unissued share capital a number of Ordinary Shares equivalent to the number of Warrant Shares.

10.2 The Company undertakes at its cost to apply promptly for, and to use its best endeavours to procure, admission or listing of the Warrant Shares on any stock market or exchange on which the ordinary share capital of the Company is admitted to trading or listed at the time of their issue.

11.  LISTING OF THE WARRANTS

     No application has been or is intended to be made to any stock exchange for any of the Warrants to be listed or otherwise traded.

12.  SEVERABILITY

     If any provision of this Deed Poll is void or unenforceable at law then such provision shall be severed from this Deed Poll and the remainder of this Deed Poll shall continue in full force and effect.

13.  NOTICES

13.1 Any written notice to be given hereunder shall be given by personal delivery, prepaid (first class) letter or facsimile message:

     13.1.1 by the Company to the Warrant Holder, to it at its address shown in this Deed Poll.

     13.1.2 by the Warrant Holder to the Company at its registered office for the time being.

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13.2 Any notice given pursuant to Clause 13.1 shall be deemed to have been served:

     13.2.1 at the time of delivery, if delivered personally to the address specified in Clause 13.1 or if sent by facsimile;

     13.2.2 on the second day following its posting, if sent by pre-paid letter by first class post to the address specified in Clause 13.1.

14.  REPLACEMENT OF CERTIFICATES

     If the Warrant Certificate is mutilated, defaced, lost or stolen or destroyed it will be replaced at the registered office of the Company for the time being upon payment by the claimant of such reasonable costs as may be incurred in connection with that replacement and on such terms as to evidence and indemnity as the Company may reasonably require. A mutilated or defaced Warrant Certificate must be surrendered before a replacement will be issued.

15.  INFORMATION

     The Company shall send or procure to be sent to the Warrant Holder a copy of each annual report and accounts of the Company together with all documents required by law to be annexed thereto and copies of every statement, notice, or circular issued to the members of the Company concurrently with the issue of the same to its members.

16.  ARTICLES

     In the event of inconsistency between this Deed Poll and the Articles of Association of the Company the provisions of this Deed Poll shall prevail.

17.  GOVERNING LAW

     This Deed Poll and the Warrant issued under it shall be governed by and construed in accordance with English law.

18.  EXPERT

     Any dispute arising in relation to this Deed Poll, shall be referred for conclusive determination to an independent chartered accountant, who shall act as expert not arbitrator, nominated by the Board.

19.  TERMINATION

     The Warrant shall lapse and shall cease to be capable of exercise in the event that the Warrant Holder ceases to be holder of or beneficially interested in any share capital of any class of the Company (other than pursuant to any interest it may have through its holding of the Warrant), or 3 September 2006, whichever is the later.

IN WITNESS whereof this Deed Poll has been executed the day and year first above written.


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